EXHIBIT 99.1

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 29, 2013 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six and three months ended June 29, 2013 and June 30, 2012 and for the years ended December 29, 2012, December 31, 2011 and January 1, 2011 have been derived from the historical financial statements of Fifth & Pacific Companies, Inc. and Subsidiaries (the “Company”) and adjusted to give effect to the sale of the Juicy Couture brand name and related intellectual property assets (the “Juicy Couture IP”) of Juicy Couture, Inc., a wholly-owned subsidiary of the Company (“Juicy Couture”) and certain other subsidiaries to ABG - Juicy LLC (“ABG”), for $195.0 million (the “Transaction”), which closed on November 6, 2013, as well as the wind-down of the Juicy Couture operations pursuant to the Purchase Agreement by and among ABG, Fifth & Pacific Companies, Inc. and Juicy Couture, Inc. (the “Purchase Agreement”). Additional consideration may be payable to the Company in an amount of up to $10.0 million if certain conditions regarding future performance are achieved. To effect the Transaction, Juicy Couture formed a new wholly-owned subsidiary to which it transferred the Juicy Couture IP.  ABG purchased (i) the equity interests of the new subsidiary holding the domestic intellectual property of Juicy Couture, and (ii) Juicy Couture’s foreign intellectual property assets, at the closing of the Transaction. The Juicy Couture IP has been licensed back to Juicy Couture until December 31, 2014 to accommodate the wind-down of operations. Juicy Couture will pay guaranteed minimum royalties to ABG of $10.0 million during the term of the wind-down license.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 29, 2013 assumes the Transaction had been consummated on that date. The Unaudited Pro Forma Condensed Consolidated Statements of Operations assume the Transaction was consummated on the first fiscal day of the earliest fiscal period and carried through all periods presented. The pro forma adjustments reflect transactions and events that: (i) are directly attributable to the Transaction, (ii) are factually supportable and (iii) are expected to have a continuing impact on consolidated results. The pro forma adjustments are described in the accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. Additionally, the Unaudited Pro Forma Condensed Consolidated Statements of Operations present information separating the sale of the Juicy Couture IP and certain licensing agreements assumed by ABG from the wind-down of the Juicy Couture operations, which are also required pursuant to the terms of the Purchase Agreement.

Management believes that the assumptions used to derive the Unaudited Pro Forma Condensed Consolidated Financial Statements are reasonable under the circumstances and given the information available. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for information purposes and are not necessarily indicative of the financial condition or results of future operations or the actual financial condition or results that would have been achieved had the Transaction occurred on the dates indicated. These Unaudited Pro Forma Condensed Consolidated Financial Statements (together with the footnotes thereto) should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes thereto, which can be found in the Company’s Quarterly Report on Form 10-Q for the period ended June 29, 2013, filed with the Securities and Exchange Commission on August 8, 2013 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2012, filed with the Securities and Exchange Commission on February 21, 2013.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect material non-recurring charges which are expected to impact net income within the 12 months following the Transaction, including: (i)  estimated cash restructuring charges of $50.0 - $60.0 million, including contract termination, employee related and other costs and charges; (ii) estimated non-cash asset impairment charges of $30.0 - $40.0 million; (iii) estimated transaction costs, including professional fees of $10.0 million; and (iv) the $10.0 million minimum royalty payable to ABG during the term of the wind-down license. The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the aggregate impact of $70.0 million of estimated restructuring and transaction costs.  Changes in these estimates, based on more accurate information, may affect amounts reported in future periods.

Additionally, the Unaudited Pro Forma Condensed Consolidated Balance Sheet does not present adjustments for the following items that will be wound down in connection with the exit of the remaining Juicy Couture operations: (i) the expected collection of $16.3 million of accounts receivable; (ii) the expected sell-off of $55.2 million of inventory on hand; (iii) the expected write-down or disposal of $55.5 million of property and equipment; (iv) the expected write-off of $8.8 million of other assets; and (v) the expected settlement of various obligations including $89.6 million of accrued expenses and other liabilities  (inclusive of estimated restructuring charges in connection with the Transaction) and $38.7 million of accounts payable.

The Unaudited Pro Forma Financial Information does not reflect any transactions that the Company may enter into in the future to mitigate the restructuring and transition costs related to the Transaction, and such efforts could materially reduce such costs.

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 29, 2013

(In thousands)

		Sale of
	As Reported	Juicy Couture IP		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$9,155	$171,679	(a)	$180,834
Accounts receivable - trade, net	91,350	-		91,350
Inventories, net	238,390	-		238,390
Deferred income taxes	755	-		755
Other current assets	52,915	-		52,915
Total current assets	392,565	171,679		564,244

Property and Equipment, Net	236,232	-		236,232
Goodwill	52,147	-		52,147
Intangibles, Net	126,999	(27,343)	(b)	99,656
Deferred Income Taxes	63	-		63
Other Assets	38,178	-		38,178
Total Assets	$846,184	$144,336		$990,520

Liabilities and Stockholders’ Deficit
Current Liabilities:
Short-term borrowings	$90,002	$-		$90,002
Convertible Senior Notes	8,269	-		8,269
Accounts payable	158,214	-		158,214
Accrued expenses	199,271	54,205	(c)	253,476
Income taxes payable	1,409	-		1,409
Total current liabilities	457,165	54,205		511,370

Long-Term Debt	391,746	-		391,746
Other Non-Current Liabilities	189,713	(20,291)	(d)	169,422
Deferred Income Taxes	21,238	(6,894)	(b)	14,344
Stockholders’ Deficit	(213,678)	117,316	(e)	(96,362)
Total Liabilities and Stockholders’ Deficit	$846,184	$144,336		$990,520

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 29, 2013

On November 6, 2013, the Company completed the sale of the Juicy Couture IP to ABG for a total purchase price of $195.0 million. An additional payment may be payable to the Company in an amount of up to $10.0 million if certain conditions regarding future performance are achieved.  ABG purchased from Juicy Couture (i) the equity interests of the new subsidiary holding the domestic intellectual property of Juicy Couture and (ii) Juicy Couture’s foreign intellectual property assets. The Juicy Couture IP is licensed back to Juicy Couture until December 31, 2014 to accommodate the wind-down of operations. Juicy Couture will pay guaranteed minimum royalties to ABG of $10.0 million during the term of the wind-down license.

The following notes are included in the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

(a)

Represents cash inflows of $195.0 million from the sale of the Juicy Couture IP, partially offset by estimated cash outflows of: (i) a minimum royalty payment payable to ABG of $10.0 million related to the wind-down license; (ii) estimated unpaid transaction fees of $6.9 million; and (iii) an estimated repayment to Li & Fung Limited (“Li & Fung”) of $6.4 million related to a buying/sourcing arrangement.

(b)	Represents the write-off of the carrying value of the trademark rights and related deferred tax liabilities for the Juicy Couture IP.

(c)

Represents the accrual of estimated cash restructuring charges associated with the Transaction of $60.0 million, write-off of deferred licensing revenue of $3.3 million, an estimated repayment to Li & Fung of $1.1 million related to a buying/sourcing arrangement and other items.

(d)	Represents the write-off of deferred licensing revenue of $15.0 million and an estimated repayment to Li & Fung Limited of $5.3 million related to a buying/sourcing arrangement.

(e)

Represents decreases to the Company’s Stockholders’ deficit due to: (i) the receipt of proceeds of $195.0 million in connection with the sale of the Juicy Couture IP; (ii) the write-off of deferred revenue of $18.3 million; and (iii) the write-off of deferred tax liabilities of $6.9 million. Such decreases to the Company’s Stockholders’ deficit are estimated to be partially offset by: (i) estimated cash restructuring charges of $60.0 million; (ii) the write-off of the carrying value of the Juicy Couture IP; (iii) estimated cash outflows of $10.0 million related to the minimum royalty payable to ABG; and (iv) estimated unpaid transaction fees of $6.9 million.

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 29, 2013

(In thousands, except per share amounts)

				Exit of
		Sale of		Juicy Couture
		Juicy Couture IP		Operations
	As Reported	(a)	As Adjusted	(b)	Pro Forma

Net Sales	$753,763	$(8,445)	$745,318	$(183,613)	$561,705
Cost of goods sold	333,897	-	333,897	(98,738)	235,159
Gross Profit	419,866	(8,445)	411,421	(84,875)	326,546
Selling, general & administrative expenses	459,122	(3,025)	456,097	(115,559)	340,538
Operating Loss	(39,256)	(5,420)	(44,676)	30,684	(13,992)
Other expense, net	(2,823)	-	(2,823)	52	(2,771)
Impairment of cost investment	(6,109)	-	(6,109)	-	(6,109)
Loss on extinguishment of debt	(1,108)	-	(1,108)	-	(1,108)
Interest expense, net	(23,975)	-	(23,975)	-	(23,975)
Loss Before Provision for Income Taxes	(73,271)	(5,420)	(78,691)	30,736	(47,955)
Provision for income taxes	2,609	(354)	2,255	(171)	2,084
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(75,880)	$(5,066)	$(80,946)	$30,907	$(50,039)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(0.63)				$(0.42)

Weighted Average Shares, Basic and Diluted	119,523				119,523

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012

(In thousands, except per share amounts)

				Exit of
		Sale of		Juicy Couture
		Juicy Couture IP		Operations
	As Reported	(a)	As Adjusted	(b)	Pro Forma

Net Sales	$654,005	$(9,382)	$644,623	$(205,765)	$438,858
Cost of goods sold	284,181	-	284,181	(95,445)	188,736
Gross Profit	369,824	(9,382)	360,442	(110,320)	250,122
Selling, general & administrative expenses	440,309	-	440,309	(130,056)	310,253
Operating Loss	(70,485)	(9,382)	(79,867)	19,736	(60,131)
Other income, net	2,517	-	2,517	(100)	2,417
Loss on extinguishment of debt	(5,646)	-	(5,646)	-	(5,646)
Interest expense, net	(24,608)	-	(24,608)	-	(24,608)
Loss Before Provision for Income Taxes	(98,222)	(9,382)	(107,604)	19,636	(87,968)
Provision for income taxes	3,059	(354)	2,705	(229)	2,476
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(101,281)	$(9,028)	$(110,309)	$19,865	$(90,444)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(0.96)				$(0.86)

Weighted Average Shares, Basic and Diluted	104,984				104,984

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 29, 2013

(In thousands, except per share amounts)

				Exit of
		Sale of		Juicy Couture
		Juicy Couture IP		Operations
	As Reported	(a)	As Adjusted	(b)	Pro Forma

Net Sales	$381,961	$(4,143)	$377,818	$(89,537)	$288,281
Cost of goods sold	166,284	-	166,284	(47,002)	119,282
Gross Profit	215,677	(4,143)	211,534	(42,535)	168,999
Selling, general & administrative expenses	231,769	(1,752)	230,017	(54,969)	175,048
Operating Loss	(16,092)	(2,391)	(18,483)	12,434	(6,049)
Other expense, net	(958)	-	(958)	30	(928)
Impairment of cost investment	(6,109)	-	(6,109)	-	(6,109)
Interest expense, net	(11,632)	-	(11,632)	-	(11,632)
Loss Before Provision for Income Taxes	(34,791)	(2,391)	(37,182)	12,464	(24,718)
Provision for income taxes	1,601	(177)	1,424	(87)	1,337
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(36,392)	$(2,214)	$(38,606)	$12,551	$(26,055)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(0.30)				$(0.22)

Weighted Average Shares, Basic and Diluted	120,013				120,013

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2012

(In thousands, except per share amounts)

				Exit of
		Sale of		Juicy Couture
		Juicy Couture IP		Operations
	As Reported	(a)	As Adjusted	(b)	Pro Forma

Net Sales	$336,858	$(4,626)	$332,232	$(100,321)	$231,911
Cost of goods sold	146,141	-	146,141	(48,937)	97,204
Gross Profit	190,717	(4,626)	186,091	(51,384)	134,707
Selling, general & administrative expenses	228,260	-	228,260	(63,773)	164,487
Operating Loss	(37,543)	(4,626)	(42,169)	12,389	(29,780)
Other income, net	4,842	-	4,842	162	5,004
Loss on extinguishment of debt	(2,788)	-	(2,788)	-	(2,788)
Interest expense, net	(12,268)	-	(12,268)	-	(12,268)
Loss Before Provision for Income Taxes	(47,757)	(4,626)	(52,383)	12,551	(39,832)
Provision for income taxes	1,794	(177)	1,617	(114)	1,503
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(49,551)	$(4,449)	$(54,000)	$12,665	$(41,335)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(0.46)				$(0.38)

Weighted Average Shares, Basic and Diluted	108,863				108,863

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED DECEMBER 29, 2012

(In thousands, except per share amounts)

				Exit of
		Sale of		Juicy Couture
		Juicy Couture IP		Operations
	As Reported	(a)	As Adjusted	(b)	Pro Forma

Net Sales	$1,505,094	$(18,340)	$1,486,754	$(480,297)	$1,006,457
Cost of goods sold	662,119	-	662,119	(239,483)	422,636
Gross Profit	842,975	(18,340)	824,635	(240,814)	583,821
Selling, general & administrative expenses	877,426	-	877,426	(274,036)	603,390
Operating Loss	(34,451)	(18,340)	(52,791)	33,222	(19,569)
Other expense, net	(168)	-	(168)	(138)	(306)
Gain on acquisition of subsidiary	40,065	-	40,065	-	40,065
Loss on extinguishment of debt	(9,754)	-	(9,754)	-	(9,754)
Interest expense, net	(51,684)	-	(51,684)	-	(51,684)
Loss Before Provision for Income Taxes	(55,992)	(18,340)	(74,332)	33,084	(41,248)
Provision for income taxes	3,464	(707)	2,757	(457)	2,300
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(59,456)	$(17,633)	$(77,089)	$33,541	$(43,548)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(0.54)				$(0.40)

Weighted Average Shares, Basic and Diluted	109,292				109,292

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011

(In thousands, except per share amounts)

				Exit of
		Sale of		Juicy Couture
		Juicy Couture IP		Operations
	As Reported	(a)	As Adjusted	(b)	Pro Forma

Net Sales	$1,518,721	$(18,125)	$1,500,596	$(512,563)	$988,033
Cost of goods sold	709,330	-	709,330	(242,643)	466,687
Gross Profit	809,391	(18,125)	791,266	(269,920)	521,346
Selling, general & administrative expenses	904,619	-	904,619	(249,049)	655,570
Impairment of intangible assets	1,024	-	1,024	-	1,024
Operating Loss	(96,252)	(18,125)	(114,377)	(20,871)	(135,248)
Other income, net	282	-	282	407	689
Gain on sales of trademarks, net	286,979	-	286,979	-	286,979
Gain on extinguishment of debt, net	5,157	-	5,157	-	5,157
Interest expense, net	(57,188)	-	(57,188)	-	(57,188)
Income Before Provision for Income Taxes	138,978	(18,125)	120,853	(20,464)	100,389
Benefit for income taxes	(5,770)	-	(5,770)	(252)	(6,022)
Net Income from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$144,748	$(18,125)	$126,623	$(20,212)	$106,411

Earnings per Share:
Basic
Income from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$1.53				$1.12

Diluted
Income from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$1.28				$0.96

Weighted Average Shares, Basic	94,664				94,664
Weighted Average Shares, Diluted	120,692				120,692

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JANUARY 1, 2011

(In thousands, except per share amounts)

				Exit of
		Sale of		Juicy Couture
		Juicy Couture IP		Operations
	As Reported	(a)	As Adjusted	(b)	Pro Forma

Net Sales	$1,623,235	$(18,209)	$1,605,026	$(548,553)	$1,056,473
Cost of goods sold	831,939	-	831,939	(256,984)	574,955
Gross Profit	791,296	(18,209)	773,087	(291,569)	481,518
Selling, general & administrative expenses	849,968	-	849,968	(226,123)	623,845
Impairment of intangible assets	2,594	-	2,594	(339)	2,255
Operating Loss	(61,266)	(18,209)	(79,475)	(65,107)	(144,582)
Other income, net	26,689	-	26,689	2,176	28,865
Interest expense, net	(55,741)	-	(55,741)	-	(55,741)
Loss Before Provision for Income Taxes	(90,318)	(18,209)	(108,527)	(62,931)	(171,458)
Provision for income taxes	9,044	-	9,044	(374)	8,670
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(99,362)	$(18,209)	$(117,571)	$(62,557)	$(180,128)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(1.05)				$(1.91)

Weighted Average Shares, Basic and Diluted	94,243				94,243

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX AND THREE MONTHS ENDED JUNE 29, 2013 AND JUNE 28, 2012

AND FOR THE FISCAL YEARS ENDED DECEMBER 29, 2012, DECEMBER 31, 2011 AND JANUARY 1, 2011

On November 6, 2013, the Company completed the Transaction.

The following notes are included in the Unaudited Pro Forma Condensed Consolidated Statements of Operations:

(a)                                                     Represents the elimination of the historical revenues associated with certain licensing agreements assumed by ABG as part of the Purchase Agreement and Selling, general & administrative expenses associated with the Transaction.

(b)                                                    Represents the elimination of the historical remaining operations of Juicy Couture, which the Company has committed to exit pursuant to the terms of the Purchase Agreement.

In accordance with accounting principles generally accepted in the United Sates of America, the amounts eliminated on the Unaudited Pro Forma Condensed Consolidated Statements of Operations do not include certain indirect corporate overhead included in Selling, general & administrative expenses that were allocated to Juicy Couture.